News Release

Silverado Announces
New Drill Hole Assay Results At Nolan Creek
That Continue to Disclose Gold and Antimony
Mineralization

VANCOUVER, BC, Canada, October 6, 2008. Silverado Gold Mines Ltd. (the "Company" or "Silverado") SLGLF OTCBB, SLGL Frankfurt, www.silverado.com, announces that it has now received all assays of mineralized veins for drill holes 08SH20 through 08SH24 from its drilling program on its Nolan Creek property. This season, the Company completed 34 drill holes totalling 11,597 ft as part of its 2008 exploration drilling at Workman's Bench, the Company's prime exploration target on its Nolan Creek property in Alaska. An updated drill hole location map for these zones can be found on the Company's website at http://www.silverado.com/i/pdf/2008-10-01_NCWBD.pdf

Workman's Bench is the Company's prime exploration target for a lode gold and antimony deposit in the southwestern part of the Solomon Shear Zone. The Solomon Shear Zone contains northeast striking gold-antimony-quartz vein systems which also occur in other areas on the Nolan Creek property, including across Smith Creek on Pringle Bench and north of Smith Creek Dome.

Selected drill hole assays are presented in the tables below. Most samples of vein material contain gold. The reader should note that assay results listed in the table present results of individual veins sampled and cut from the drill core. Although there are many mineralized veins within the Workman’s Bench zone, one particular vein, the main vein, continues to be the focus of interest to the company (for more information see press release dated August 14, 2008 http://www.silverado.com/i/pdf/2008-08-13_NR.pdf .Assays for the remaining drill holes 08SH25 to 08SH33 are pending.

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH20	242.6	243.3	0.7	0.03	3.32

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH21	305	305.5	0.5	0.04	16.96
08SH21	305.5	306.5	1	0.08	63.47
08SH21	312.7	313.5	0.8	0.41	30.20
08SH21	317	317.7	0.7	0.19	27.10
08SH21	317.7	318.7	1	0.02	4.85

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH23	194.5	195.5	1	0.52	18.24

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH22	226	227	1	0.02	7.23
08SH22	227	227.5	0.5	0.12	18.97
08SH22	252.8	253.3	0.5	0.14	0.02

Drill Hole Number	Sample Interval (From)	Sample Interval (To)	Sample Length (ft)	Au (toz/ton)	Sb (%)
08SH24	99	100	1	0.09	19.58
08SH24	118.7	119.4	0.7	0.06	11.05
08SH24	198.6	199.1	0.5	0.02	1.91
08SH24	204.1	204.9	0.8	0.16	1.53
08SH24	204.9	205.5	0.6	0.34	28.72

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Drilling continued to intersect the gold and antimony mineralization in the Workman’s Bench zone from hole to hole as it proceeded in a southwestern direction.

All drill core was logged and photographed by Silverado geologists. Once all technical data was derived from the core, the core was cut lengthwise. The half-core was sampled by pre-determined intervals based on geology, and placed in sealed sample bags and labelled with the assigned sample number. All samples were delivered to ALS Chemex in Fairbanks for analysis. With the shipment to the laboratory of every 20th sample, the Company submitted two (2) standard samples, and one (1) blank sample for analysis. From time to time the Company instructed the laboratory to assay duplicate samples of the pulp from the drill core.

Dr. Karsten Eden, Certified Professional Geologist and European Geologist, and Vice President Exploration of Silverado Gold Mines Inc., is the qualified person as defined by Canadian National Instrument 43-101 for the Company and has verified the data contained in this news release.

About the Company

The Company is an exploration stage company focused on the exploration of gold properties, with some past production, and the development of new environmentally friendly low-rank coal water fuel technology. The Company has gold properties located throughout Alaska, which include a 100% interest in numerous mining claims located on the Nolan Creek property. Please visit www.silverado.com

The Company is developing low-rank coal water fuel that is designed to be produced from low-rank coal and processed into an environmentally friendly oil substitute. Silverado Green Fuel Inc. is a wholly owned subsidiary of its publicly traded parent, Silverado Gold Mines Ltd. For more information about Silverado Green Fuel Inc., please visit http://www.silveradogreenfuel.com/

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com

Contact Information - Silverado Gold Mines Ltd.

Mailing Address	Telephone: (604) 689-1535
Suite 1820 - 1111 West Georgia St	Facsimile: (604) 682-3519
Vancouver, British Columbia	Toll Free: 1-800-665-4646
Canada V6E 4M3	(Canada and USA only)

Trading Symbols	Investor Relations: E-mail: ir@silverado.com
OTC BB - SLGLF	Public Relations: E-mail: pr@silverado.com
FRANKFURT - SLGL	Media Relations: E-mail: jay@silverado.com

Forward-Looking Statements

This news release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company's business and the industry and markets in which it operates. Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statements are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "expect", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", or "continue", and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company's filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company's actual results to differ materially from any forward-looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com